                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                           AHA Investment Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

AHA Investment Funds, Inc.
100 Half Day Road
Lincolnshire, Illinois 60069

---------------------------------------------------------
Notice of Special Meeting of Shareholders
To Be Held September 10, 1998

To the Shareholders of
AHA Investment Funds, Inc.:

A Special Meeting (the "Meeting") of Shareholders of AHA Investment Funds, Inc., a Maryland corporation (the "Fund"), will be held in the Board Room of the Marriott Suites Hotel, 6155 North River Road, Rosemont, Illinois 60018, on September 10, 1998 at 10:00 a.m. local time. The purposes of the Meeting are:

I.   to elect eight Directors of the Fund;

II. to ratify the selection of Arthur Andersen LLP as the independent accountants of the Fund for the fiscal year ending June 30, 1999; and

III. to consider and act upon such other matters as may properly come before the Meeting and any adjournment thereof.

Shareholders of record as of the close of business on July 31, 1998 are entitled to notice of and to vote at the Meeting and any adjournment thereof. The attached Proxy Statement contains further information about the Meeting and the proposals to be acted on. The enclosed Proxy Card is intended to permit you to vote if you do not intend to attend the Meeting in person. If you attend the meeting and wish to vote in person, you may revoke your proxy at that time.

By order of the Board of Directors:

August 19, 1998

                                   John M. Ryan
                                   Secretary

--------------------------------------------------------------------------------

                                      IMPORTANT

THE BOARD OF DIRECTORS URGES YOU TO MARK, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON.
--------------------------------------------------------------------------------

AHA INVESTMENT FUNDS, INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 10, 1998
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors from shareholders of AHA Investment Funds, Inc., a Maryland corporation (the "Fund"), to be voted at a Special Meeting of Shareholders (the "Meeting") to be in the Board Room of the Marriott Suites Hotel, 6155 North River Road, Rosemont, Illinois 60018, on September 10, 1998 at 10:00 a.m. local time, and at any adjournments thereof, for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the accompanying form of proxy will first be sent to shareholders on or about August 19, 1998.

The Fund is comprised of four investment portfolios, (the "Portfolios") each managed by two or more Investment Managers with the exception of the Limited Maturity Fixed Income Portfolio.

A proxy, if properly executed, duly returned, and not revoked, will be voted in accordance with the instructions marked thereon. As to proposals for which no instructions are given, such proxy will be voted for the election of each nominee to serve as Director and to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending June 30, 1999. The proxy confers discretionary authority upon the persons named therein to vote on other business, not currently contemplated, which may come before the Meeting.

The Board of Directors of the Fund has fixed the close of business on July 31, 1998 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment thereof. Shareholders of the Fund at the close of business on July 31, 1998 (including shareholders to whom a certificate for their shares has not been issued and whose shares are retained for them by the Fund's Transfer Agent) will be entitled to one vote for each share held and a fractional vote with respect to fractional shares on each matter as to which such shares are entitled to vote. The shareholders of all of the Portfolios will vote together as a single class on the two proposals set forth in the Notice of Special Meeting which is enclosed with this Proxy Statement.

As of the close of business on July 31, 1998, the Fund had outstanding 27,398,831.012 shares of common stock, par value one cent ($.01) per share, consisting of 11,142,924.442 shares of the Limited Maturity Fixed Income Portfolio; 7,059,013.299 shares of the Full Maturity Fixed Income Portfolio, 5,142,590.492 shares of the Diversified Equity Portfolio; 4,054,302.779 shares of the Balanced Portfolio. The American Hospital Association and its affiliates (which do not include the American Hospital Association Retirement Trust), which owned 8,551,725.299 shares of the Fund on July 31, 1998, (31% of the shares outstanding) have advised the Fund that such shares shall be voted on each matter to be acted upon at the Meeting in the same proportion as the shares of other shareholders, which are present at the meeting in person or by proxy are voted on such matters. Shareholders known to the Fund to own of record or beneficially more than 5% of the outstanding shares of the Fund are identified in EXHIBIT A to this Proxy Statement.

In the event that a quorum (the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote on a matter) cannot be obtained, or for other reasons, an adjournment or adjournments of the Meeting may be sought by the Board of Directors. Any adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. It is the intention of the persons named as proxies in the accompanying proxy card to vote in favor of any such proposed adjournment, and all shares they are entitled to vote at the Meeting in favor of Proposal II.

It is anticipated that proxy solicitation will be made principally by mail, although employees of the Fund's Investment Consultant, Hewitt Associates LLC, may also contact shareholders by telephone or wire without special compensation. Hewitt Associates LLC assists the Board of Directors in the selection of investment managers and provides various administrative services to the Fund. The expenses of the solicitation and the Meeting will be borne by the Fund.

The Fund's annual report to shareholders for the fiscal year ended June 30, 1998 has been sent to all shareholders of record.

PROPOSAL I: ELECTION OF DIRECTORS

Eight Directors of the Fund are to be elected to hold office until their successors have been elected and qualified. In order to be elected, each nominee must receive the affirmative vote of a majority of the shares of the Fund, the holders of which are present at the Meeting or represented by proxy. The enclosed proxy, in the absence of special designation by the shareholder signing it, will be voted for the election of the nominees listed below.

Each nominee may be contacted through the offices of the Fund. Each nominee, except Mr. Evans and Ms. Carroll, are presently members of the Board of Directors of the Fund having been elected by shareholders or, in the case of Mr. Solberg, having been appointed by the Board. Each nominee has consented to being named as a nominee in this Proxy Statement. Should any nominee become unable or unwilling to serve, the persons appointed as proxies would vote for the election of such other person as the Board of Directors of the Fund shall recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to the office.

The following information regarding each nominee for election as a Director includes principal occupation and employment for at least the past five years and age. A Director who is or would be an "interested person" of the Fund, as defined by the Investment Company Act of 1940 (the "1940 Act"), is indicated by an asterisk (*).


--------------------------------------------------------------------------------

NAME (AGE)
(DIRECTOR SINCE)                   PRINCIPAL OCCUPATION DURING THE LAST 5 YEARS

--------------------------------------------------------------------------------
DALLAS L. CARROLL (44)(2)          Chief Financial Officer, American Hospital
                                   Association Formerly Vice President and
                                   Senior Executive, Weiss Memorial Hospital &
                                   Medical Center

FRANK A. EHMANN (64)(1)            Consultant, RCS Health Care Partners, L.P.
(1988)                             Formerly, President and Director, United
                                   Stationers; Executive Vice President and
                                   Director, Baxter Corp.; and President and
                                   Director, American Hospital Supply Corp.
                                   Director of various companies in health
                                   product field.

RICHARD JOHN EVANS (46)(2)         Vice President, American Hospital
                                   Association, Health Providers Insurance
                                   Company, Director, American Hospital
                                   Association, MMI.

RONALD A. JONES (49)*              President of the Fund.
(1990)                             Investment Consultant, Hewitt Associates LLC

JOHN D. OLIVERIO (45)              Vice President, Wheaton Franciscan Services,
(1993)                             Inc., Director of various companies in health
                                   systems and hospitals.



--------------------------------------------------------------------------------
NAME (AGE)
(DIRECTOR SINCE)                   PRINCIPAL OCCUPATION DURING THE LAST 5 YEARS
--------------------------------------------------------------------------------
TIMOTHY G. SOLBERG (44)*           Investment Consultant, Hewitt Associates LLC
(1993)

THOMAS J. TUCKER (66)(1)           Formerly, Vice President, Incarnate Word
(1991)                             Health Services. Formerly, Vice President and
                                   Chief Financial Officer, Spohn Hospital.
                                   Fellow of the Healthcare Financial Management
                                   Association.

JOHN L. YODER (67)(1)              Vice President, Princeton Insurance Company.
(1988)                             Formerly, President, Rahway Hospital, Rahway
                                   Hospital Foundation and Recovery Health
                                   System (parent of Rahway Hospital), BICO
                                   Corporation and Healthshare Corp. (health
                                   ventures); Secretary and Director, Health
                                   Care Insurance Exchange-Princeton Insurance
                                   Co. Formerly, Trustee, American Hospital
                                   Association.


----------------------------------------
(1) Member of the Fund's Audit Committee.
(2) Director who is affiliated with the American Hospital Association.

As indicated above, Mr. Jones and Mr. Solberg are "interested persons" of the Fund, as defined by the 1940 Act, by virtue of their affiliation with Hewitt Associates LLC, the Fund's Investment Consultant.

The following table sets forth certain information regarding the compensation received by the Directors for the fiscal year ended June 30, 1998.



------------------------------------------------------------------------------------------------------------------------

                                             PENSION OR
                    AGGREGATE                RETIREMENT BENEFITS           ESTIMATED ANNUAL         TOTAL COMPENSATION
NAME OF PERSON      COMPENSATION FROM        ACCRUED AS PART OF            BENEFITS UPON            FROM FUND COMPLEX
(POSITION)          FUND                     FUND EXPENSES                 RETIREMENT               PAID TO DIRECTORS
------------------------------------------------------------------------------------------------------------------------
FRANK A. EHMANN           $5,774.41                   0                             0                     $5,774.41
(Director)
RONALD A. JONES
(Director)                     0                      0                             0                         0
JOHN D. OLIVERIO
(Director)                $4,000.00                   0                             0                     $4,000.00
TIMOTHY G. SOLBERG
(Director)                     0                      0                             0                         0
THOMAS TUCKER
(Director)                $6,329.94                   0                             0                     $6,329.94
JOHN L. YODER
(Director)                $6,306.68                   0                             0                     $6,306.68



The salaries of the officers of the Fund are paid by Hewitt Associates LLC or the American Hospital Association. Each Director, other than those employed by Hewitt Associates LLC or the American Hospital Association, is currently compensated by the Fund at a fee of $1,000 per quarterly meeting plus expenses and $500 per special meeting plus expenses.

During the Fund's fiscal year ended June 30, 1998, the Board of Directors held four meetings and the Fund's Audit Committee, the members of which are noted above, held one meeting. The primary functions of the Audit Committee include recommending independent accounts, reviewing the scope of the audit and other professional services performed by the independent accounts, and ensuring that all aspects of the Fund's accounting practices and procedures are available to the independent accountants. The Board does not have a nominating committee or compensation committee. Each incumbent Director attended at least 75% of the total number of meetings of the Board and, if a member, of the Audit Committee held during the 1998 fiscal year.

OFFICERS. The following information relates to the Fund's executive officers who are not also Directors. The term of office is one year or until a successor is elected and qualified.


--------------------------------------------------------------------------------
                                   SERVED CONTINUOUSLY      POSITION WITH
NAME, AGE AND BUSINESS EXPERIENCE  AS AN OFFICER SINCE      THE FUND
--------------------------------------------------------------------------------
JAMES A. HENDERSON (56)                   1988                Vice President
Vice President, Corporate Legal
Affairs, American Hospital
Association; Assistant Secretary,
American Hospital Association
Services, Inc.; Secretary, Health
Providers Insurance Company;
Trustee, AHA Multiple Employer
Group Insurance Trust; Formerly,
Assistant Secretary, Health
Providers Services Company.

JAMES B. LEE (36)                         1993                Treasurer
Hewitt Associates LLC, Program Administrator

JOHN M. RYAN (51)                         1988                Secretary
Principal, Hewitt Associates LLC


--------------------------------------------------------------------------------

REQUIRED VOTE. Election of each of the listed nominees for Director requires the affirmative vote of a majority of all the votes cast at the Meeting in person or by proxy provided a quorum is present. The Directors recommend that shareholders vote in favor of the nominees.

PROPOSAL II: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
ACCOUNTANTS

The Board of Directors, upon recommendation of its Audit Committee, has selected the firm of Arthur Andersen LLP as independent accountants to audit the books and accounts of the Fund for the fiscal year ending June 30, 1999. The selection of the independent accountants was approved by a majority of the Directors who are not "interested persons," as defined by the 1940 Act, of the Fund. Arthur Andersen LLP has served as independent accounts for the Fund since inception of the Fund, and has no direct or material indirect interest in the Fund. It is not expected that a representative of Arthur Andersen LLP will be present at the meeting.

REQUIRED VOTE. Ratification of the selection of Arthur Andersen LLP as independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy provided a quorum is present.

The Board unanimously recommends that shareholders vote to ratify the selection of Arthur Andersen LLP as independent accountants for the Fund.

ADDITIONAL INFORMATION

INVESTMENT MANAGERS
Each Portfolio has multiple investment managers. The assets of each Portfolio are divided into segments to be invested using specific investment styles. An investment manager is selected for each segment based upon its expertise in a particular investment technique.

Hewitt Associates LLC recommends to the Board of Directors the selection of the Fund's investment managers after quantitative and qualitative evaluations of each managers' skills and results. The investment managers have no affiliation with Hewitt Associates LLC or the Fund's officers and directors. Each manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies and other clients, including clients of Hewitt Associates LLC.

The current investment managers of the Portfolios are set forth in EXHIBIT B. The allocation of assets among these investment managers may be changed by Hewitt Associates LLC. The Fund does not have an administrator or principal underwriter.

ABSTENTION
If a proxy which is properly executed and returned is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Proposal I, Election of Directors, and Proposal II, involving selection of independent accounts, each requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy; therefore, abstentions will not affect the outcome of the vote on Proposal I or II. Broker "non-votes" (I.E., a proxy card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote) will be treated as shares that are not present.

OTHER BUSINESS
Neither the Board of Directors nor the persons appointed as proxies are aware of any matters other than those set forth in the accompanying Notice of Special Meeting which may be presented by other persons at the Meetings, nor do they have any intention of bringing before the Meeting for action any matters relating to the Fund other than those specified in such Notice. If any other business shall properly come before the Meeting, the persons appointed as proxies shall vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS
In accordance with rules of the Securities and Exchange Commission, shareholders of the Fund may request inclusion in the Fund's proxy statements for annual meetings proposals that they intend to introduce at such meetings. Such proposals must be submitted a reasonable time before proxy materials are to be sent to shareholders. The submission of a proposal does not guarantee its inclusion in proxy materials and is subject to limitations. Because the Fund is not generally required to hold annual meetings of shareholders, no anticipated date of the next meeting of shareholders can be provided.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE, URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                        By Order of the Board of Directors.



                                        /s/John M. Ryan
                                        ---------------
                                        John M. Ryan
                                        Secretary

August 19, 1998

EXHIBIT A

To the knowledge of the Fund, the entities listed below owned beneficially (and, unless otherwise noted, of record) on July 31, 1998 more than 5% of the outstanding shares of the Fund or one or more of the Portfolios:


                                     THE FUND


-----------------------------------------------------------------------------------------------
                                                                         PERCENTAGE OF TOTAL
NAME                                      NUMBER OF SHARES             OUTSTANDING COMMON STOCK
-----------------------------------------------------------------------------------------------

American Hospital Association              8,551,725.299                        31.2%
 One  North  Franklin
Chicago, IL 60606-6662
-----------------------------------------------------------------------------------------------
American Hospital Association              2,530,559.948                         9.2%
(Retirement Plan)
 One North  Franklin
Chicago, IL 60606-6662
-----------------------------------------------------------------------------------------------
Baptist Health Care Corporation            2,082,241.606                         7.6%
1000 W. Moreno Street
Pensacola, FL 32522-7500
-----------------------------------------------------------------------------------------------
Lewistown Hospital                         1,712,589.125                         6.3%
400 Highland Avenue
Lewistown, PA 17044-1164
-----------------------------------------------------------------------------------------------
Sherman Hospital                           1,395,645.588                         5.1%
934 Center Street
Elgin, IL 60120-2125
-----------------------------------------------------------------------------------------------
Lee Hospital                               1,385,522.789                         5.1%
320 Main Street
Johnstown, PA 15901-1601
-----------------------------------------------------------------------------------------------

                      LIMITED MATURITY FIXED INCOME PORTFOLIO


-----------------------------------------------------------------------------------------------
                                                                         PERCENTAGE OF TOTAL
NAME                                      NUMBER OF SHARES             OUTSTANDING COMMON STOCK
-----------------------------------------------------------------------------------------------

American Hospital Association              2,087,617.140                        18.7%
(Working Capital)
One North Franklin
Chicago, IL 60606-6662
-----------------------------------------------------------------------------------------------
Sherman Hospital                           1,395,645.588                        12.5%
934 Center Street
Elgin, IL 60120-2125
-----------------------------------------------------------------------------------------------
Lewistown Hospital                         1,077,859.726                         9.7%
400 Highland Avenue
Lewistown, PA 17044-1164
-----------------------------------------------------------------------------------------------
American Hospital Association                816,608.133                         7.3%
(Board Designated)
One North Franklin
Chicago, IL 60606-6662
-----------------------------------------------------------------------------------------------
Hospital Research & Educational Trust        713,845.708                         6.4%
One North Franklin
Chicago, IL 60606-6662
-----------------------------------------------------------------------------------------------

                       FULL MATURITY FIXED INCOME PORTFOLIO


-----------------------------------------------------------------------------------------------
                                                                         PERCENTAGE OF TOTAL
NAME                                      NUMBER OF SHARES             OUTSTANDING COMMON STOCK
-----------------------------------------------------------------------------------------------

American Hospital Association              2,232,431.928                        31.6%
(Board Designated)
One North Franklin
Chicago, IL 60606-6662
-----------------------------------------------------------------------------------------------
American Hospital Association              1,354,308.837                        19.2%
(Retirement Plan)
One North Franklin
Chicago, IL 60606-6662
-----------------------------------------------------------------------------------------------
Lee Hospital                                 619,737.211                         8.8%
320 Main Street
Johnstown, PA 15901-1601
-----------------------------------------------------------------------------------------------
Baptist Health Care Corporation              453,594.579                         6.4%
1000 W. Moreno Street
Pensacola, FL 32522-7500
-----------------------------------------------------------------------------------------------
Escambia County                              415,359.442                         5.9%
227 Belleville Avenue
Brewton, AL 36427-0469
-----------------------------------------------------------------------------------------------
Covenant Medical Center                      368,009.789                         5.2%
3421 9th Street
Waterloo, IA 50702-5401
-----------------------------------------------------------------------------------------------

                            DIVERSIFIED EQUITY PORTFOLIO


-----------------------------------------------------------------------------------------------
                                                                         PERCENTAGE OF TOTAL
NAME                                      NUMBER OF SHARES             OUTSTANDING COMMON STOCK
-----------------------------------------------------------------------------------------------

American Hospital Association              1,220,716.704                        23.7%
(Board Designated)
One North Franklin
Chicago, IL 60606-6662
-----------------------------------------------------------------------------------------------
American Hospital Association                636,030.853                        12.4%
(Retirement Plan)
One North Franklin
Chicago, IL 60606-6662
-----------------------------------------------------------------------------------------------
Baptist Health Care Corporation              518,090.914                        10.1%
1000 W. Moreno Street
Pensacola, FL 32522-7500
-----------------------------------------------------------------------------------------------
Laughlin Memorial Hospital                   473,670.228                         9.2%
1420 Tusculum Boulevard
Greeneville, TN 37745-4279
-----------------------------------------------------------------------------------------------
Lee Hospital                                 423,364.611                         8.2%
320 Main Street
Johnstown, PA 15901-1601
-----------------------------------------------------------------------------------------------
Galesburg Cottage Hospital                   297,708.223                         5.8%
695 N. Kellogg Street
Galesburg , IL 61401-2807
-----------------------------------------------------------------------------------------------
Lewistown Hospital                           287,384.261                         5.6%
400 Highland Avenue
Lewistown, PA 17044-1164
-----------------------------------------------------------------------------------------------

                                BALANCED PORTFOLIO


-----------------------------------------------------------------------------------------------
                                                                         PERCENTAGE OF TOTAL
NAME                                      NUMBER OF SHARES             OUTSTANDING COMMON STOCK
-----------------------------------------------------------------------------------------------

American Hospital Association              1,034,206.702                        25.5%
(Board Designated)
One North Franklin
Chicago, IL 60606-6662
-----------------------------------------------------------------------------------------------
Baptist Health Care Corporation              853,991.180                        21.1%
1000 W. Moreno Street
Pensacola, FL 32522-7500
-----------------------------------------------------------------------------------------------
The Lutheran Health Foundation               695,203.603                        17.1%
3024 Fairfield Avenue
Fort Wayne, IN 46807-1604
-----------------------------------------------------------------------------------------------
American Hospital Association                540,220.258                        13.3%
(Retirement Plan)
One North Franklin
Chicago, IL 60606-6662
-----------------------------------------------------------------------------------------------
Lee Hospital                                 342,420.967                         8.4%
320 Main Street
Johnstown, PA 15901-1601
-----------------------------------------------------------------------------------------------
Flathead Health Center, Inc.                 237,667.551                         5.9%
325 Claremont Street
Kalispell, MT 59901-3576
-----------------------------------------------------------------------------------------------

EXHIBIT B

INVESTMENT MANAGER PROFILES

The investment managers have no affiliation with the Fund, Hewitt Associates LLC or the Fund's officers and directors. Each manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisors to other investment companies and other clients, including clients of Hewitt. The individual partners and directors can be reached by contacting the respective investment managers.

The present investment managers are:

     LIMITED MATURITY FIXED INCOME PORTFOLIO
     The Patterson Capital Corporation
           2029 Century Park East, #1540
           Los Angeles, California 90067

     FULL MATURITY FIXED INCOME PORTFOLIO
     Firstar Investors Research & Management Company
           777 East Wisconsin Avenue
           Suite 800
           Milwaukee, Wisconsin 53202

     Western Asset Management Company
           117 East Colorado Boulevard
           Pasadena, California 91105

     DIVERSIFIED EQUITY PORTFOLIO
     Cambiar Investors, Inc.
           8400 East Prentice Avenue
           Englewood, Colorado 80111

     Investment Research Company
           16256 San Dieguito Road
           #2-20
           P.O. Box 9210
           Rancho Sante Fe, California 92067

     BALANCED PORTFOLIO
     Cambiar Investors, Inc
           8400 East Prentice Avenue
           Englewood, Colorado 80111

     Western Asset Management Company
           117 East Colorado Boulevard
           Pasadena, California 91105

                                     PROXY CARD
                             AHA INVESTMENT FUNDS, INC.

     The undersigned hereby appoints James B. Lee, James A. Henderson and John
M. Ryan and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of AHA Investment Funds, Inc. (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 6155 North River Road, Rosemont, Illinois 60018, on September 10, 1998, at 10:00 a.m. local time and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED TO ELECT EACH OF THE PERSONS NOMINATED AS DIRECTORS AND "FOR" THE PROPOSAL SET FORTH BELOW UNLESS OTHERWISE INDICATED.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

TO VOTE, MARK THE APPROPRIATE BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/

                             AHA INVESTMENT FUNDS, INC.

                                                           FOR
                                                      ALL NOMINEES     WITHHOLD
                                                      LISTED BELOW     AUTHORITY
1. To elect members of the Board of Directors of the Fund to hold office until their successors are duly elected and qualified.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

   Dallas L. Carroll   Frank A. Ehmann      Richard John Evans   Ronald A. Jones
   John D. Oliverio    Timothy S. Solberg   Thomas J. Tucker     John L. Yoder

                                                 FOR       AGAINST       ABSTAIN

2. To ratify selection of Arthur Anderson LLP as the Fund's independent accountants for the fiscal year ended June 30, 1999.

PLEASE SIGN, DATE AND RETURN ONE COPY OF THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE AND RETAIN ONE COPY FOR YOUR RECORDS.

----------------------------   ---------------------------------    ------------
SIGNATURE                      SIGNATURE (JOINT OWNERS)             DATE


----------------------------   ---------------------------------
TITLE                          TITLE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.